SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________

Date of Report (Date of earliest event reported): November 5, 2008

WENTWORTH IV, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52189	14-1968081
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

190 Lakeview Way, Vero Beach, FL 32963
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (772) 231-7544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 1, 2008, Gordon, Hughes & Banks, LLP (“Gordon, Hughes & Banks”) resigned as Wentworth IV, Inc.’s (the “Registrant”, “Wentworth IV” or the “Company”) independent registered public accounting firm. Gordon, Hughes & Banks recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of Gordon, Hughes & Banks and certain of the professional staff and shareholders of Gordon, Hughes & Banks joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of Gordon, Hughes & Banks, the Company, through and with the approval of its Board of Directors, engaged Eide Bailly as its independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Gordon, Hughes & Banks resigned as Wentworth IV’s independent registered public accounting firm effective on November 1, 2008.

(ii)
During the fiscal year ended December 31, 2007, Wentworth IV’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The resignation of Gordon, Hughes & Banks and engagement of Eide Bailly was approved by the Company’s Board of Directors.

(iv)
Wentworth IV and Gordon, Hughes & Banks did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended December 31, 2007 and subsequent interim period from January 1, 2008 through the date of resignation.

(v)	During Wentworth IV’s fiscal year ended December 31, 2007 and subsequent interim period from January 1, 2008 through the date of resignation, Wentworth IV did not experience any reportable events.

(b)	On November 1, 2008, Wentworth IV engaged Eide Bailly to be Wentworth IV’s independent registered public accounting firm.

(i)
Prior to engaging Eide Bailly, Wentworth IV had not consulted Eide Bailly regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Wentworth IV’s financial statements or a reportable event, nor did Wentworth IV consult with Eide Bailly regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Wentworth IV did not have any disagreements with Gordon, Hughes & Banks and therefore did not discuss any past disagreements with Gordon, Hughes & Banks.

(c)
The Registrant has requested Gordon, Hughes & Banks to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Gordon, Hughes & Banks. Attached hereto as Exhibit 16.1 is a copy of Gordon, Hughes & Banks’s letter to the SEC dated November 3, 2008.

Item 9.01 Financial Statement and Exhibits.

(d)   EXHIBITS

Exhibit 16.1 - Letter dated November 3, 2008 from Gordon, Hughes & Banks & Co. LLP to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WENTWORTH IV, INC.

Date: November 5, 2008	By:	/s/ Kevin R. Keating
Kevin R. Keating
President